1st Quarter 2016 Earnings Results Michael Small – Chief Executive Officer Norman Smagley – Chief Financial Officer May 6, 2016 Exhibit 99.2

SAFE HARBOR STATEMENT Safe Harbor Statement This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based on management’s beliefs and assumptions and on information currently available to management. Most forward-looking statements contain words that identify them as forward-looking, such as “anticipates,” “believes,” “continues,” “could,” “seeks,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms that relate to future events. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Gogo’s actual results, performance or achievements to be materially different from any projected results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent the beliefs and assumptions of Gogo only as of the date of this presentation and Gogo undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events or otherwise. As such, Gogo’s future results may vary from any expectations or goals expressed in, or implied by, the forward-looking statements included in this presentation, possibly to a material degree. Gogo cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any long-term financial or operational goals and targets will be realized. In particular, the availability and performance of certain technology solutions yet to be implemented by the Company set forth in this presentation represent aspirational long-term goals based on current expectations. For a discussion of some of the important factors that could cause Gogo’s results to differ materially from those expressed in, or implied by, the forward-looking statements included in this presentation, investors should refer to the disclosure contained under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K. Note to Certain Operating and Financial Data In addition to disclosing financial results that are determined in accordance with U.S. generally accepted accounting principles (“GAAP”), Gogo also discloses in this presentation certain non-GAAP financial information, including Adjusted EBITDA and Cash CapEx. These financial measures are not recognized measures under GAAP, and when analyzing our performance or liquidity, as applicable, investors should (i) use Adjusted EBITDA in addition to, and not as an alternative to, net loss attributable to common stock as a measure of operating results, and (ii) use Cash CAPEX in addition to, and not as an alternative to, consolidated capital expenditures when evaluating our liquidity. In addition, this presentation contains various customer metrics and operating data, including numbers of aircraft or units online, that are based on internal company data, as well as information relating to the commercial and business aviation market, and our position within those markets. While management believes such information and data are reliable, they have not been verified by an independent source and there are inherent challenges and limitations involved in compiling data across various geographies and from various sources.

STRONG START TO 2016 ü ü Record adjusted EBITDA of $14.5 million, up 76% Y/Y 2Ku has officially taken flight ü 2Ku flying on Aeromexico ü Record revenue of $142 million, up 23% Y/Y

MASSIVE 2Ku MOMENTUM ü ü IAG announcement yesterday to connect British Airways, Iberia, and Aer Lingus with 2Ku Extended relationship with Air Canada to install 2Ku on entire wide-body international fleet ü Partnering with Shareco to install 50 2Ku systems on Hainan and Capital Beijing airlines Delta increased commitment to more than 600 2Ku aircraft ü 2Ku awards have now eclipsed 1,000 aircraft ü

DEVELOPMENTS IMPACTING 2Ku ü ü Secured large capacity commitments with Intelsat and SES Announced new modem capable of delivering 400 Mbps that gives Gogo plenty of room for growth ü Ability to leverage OneWeb’s LEO constellation expected to provide significant advantages in coverage and latency 2Ku will keep our airline partners future ready

AIRCRAFT-CENTRIC APPROACH ü ü Great progress on the increasing volume of STC’s; Gogo on track to exceed 75 2Ku installations in 2016 Installed or upgraded more than 500 aircraft in CA and BA in Q1, a quarterly record ü Signed agreements with Airbus & Boeing to install 2Ku on A350 and 787 aircraft ü Nearly 50% of our CA-NA commercial aircraft have been upgraded to ATG-4

BUSINESS AVIATION PROGRESS ü ü Gogo Biz 4G is flying on our test lab Record quarterly profit of $20 million ü Customers are provisioning planes for 4G’s commercial launch in 2017

FIRING ON ALL CYLINDERS ü 2Ku now in commercial service ü 2Ku awards have exceeded 1,000 aircraft ü Continued strong financial and operating results

Q1’16 Record Revenue AND CA-NA & BA Segment profit 23% Y/Y Growth Q1’16 revenue is up 23% Y/Y Service revenue up 24% Y/Y CA-NA + BA segment profit up 29% y/y to $34 million CA-NA + BA segment profit margin 25% 29% Y/Y Growth $121 $142 $116 Note: Minor differences exist due to rounding $126 $138

Q1’16 RECORD Adjusted ebitda 76% Y/Y Growth Q1’16 Adjusted EBITDA increased 76% to $14.5 million Note: Minor differences exist due to rounding

CA-NA - Strong GROWTH IN Revenue & AIRCRAFT ONLINE 16% Y/Y Growth Service revenue driven largely by increases in aircraft online 2,500 Aircraft Online as of 3/31/2016 130 aircraft installed in Q1 ’16 ~1,200 ATG-4 aircraft online as of 3/31/2016 Record quarter for ATG-4 installs or upgrades ~230 net awarded but not yet installed aircraft at end of Q1’16 14% Y/Y Growth Note: Minor differences exist due to rounding

CA-NA – ARPA CONSISTENT SEGMENT MARGIN EXPANDS ARPA consistent at $134K: 15% y/y growth in ARPA excluding aircraft added since the beginning of 2015, primarily regional jets and aircraft with new airline partners, and a Gogo Vision launch promotion in Q1 ‘15 Expect modest ARPA growth in 2017 and acceleration in 2018 Segment profit margin of 16% up from prior year due to strong operating leverage in business Note: Minor differences exist due to rounding $134 $135 $135 44% Y/Y Growth $139 $134

BA Revenue Continues High Growth 3 Service revenue increased 41% Y/Y to $31 million Total BA revenue eclipsed $50 million in a quarter for the first time 41% Y/Y Growth 52% 55% 21% Y/Y Growth $43.3 $41.6 Note: Minor differences exist due to rounding $44.2 59% 58% $49.6 $50.1 61%

Increased ATG units online & SERVICE ARPU drive segment profit GROWTH ATG units online increased 23%, to nearly 3,700 ATG Service ARPU increased 15%, to almost $2,500 per month Segment profit up 20%, to $20 million Segment profit margin of 40% 23% Y/Y Growth Note: Minor differences exist due to rounding 20% Y/Y Growth

STRONG PROGRESS INTERNATIONALLY 104% Y/Y Growth 237 aircraft online, up 35 Q/Q Revenue of $4.6 million for Q1’16, up three-fold from Q1’15 Awarded but not yet installed aircraft is up to 600+, mostly 2Ku Expect to install majority by end of 2018 Segment loss increased to $19.7 million, flat sequentially

Consolidated Cash CAPEX Q1 ’16 Y/Y changes in capital expenditures: Lower airborne equipment purchases Lower spend on headquarter buildout Y/Y Decrease $8MM Note: Minor differences exist due to rounding.

ü $313 million of cash on balance sheet ü Q1 cash used is consistent with full year expectations BALANCE SHEET ü As expected, Q1 had higher payments and an additional principal payment under our credit facility

ü Strong financial performance ü Momentum is building for 2Ku IN SUMMARY ü Strong tailwind for continued growth in revenue and profitability

Q&A

Appendix

1 ADJUSTED EBITDA RECONCILIATION ($MM) 2009 2010 2011 2012 2013 2014 2015 Q1 2015 Q2 2015 Q3 2015 Q4 2016 Q1 Net Income (142) (140) (18) (96) (146) (85) (20) (25) (29) (34) (24) Interest Income (0) (0) (0) (0) (0) (0) (0) (0) (0) (0) (0) Interest Expense 30 – 1 9 29 33 10 16 17 16 16 Income Tax Provision – 3 1 1 1 1 – – – – – Depreciation & Amortization 22 31 33 37 56 64 19 21 22 25 24 EBITDA (91) (106) 16 (49) (60) 14 9 12 10 8 17 Fair Value Derivative Adjustments – 33 (59) (10) 36 – – – – – – Class A and Class B Senior Convertible Preferred Stock Return – 18 31 52 29 – – – – – – Accretion of Preferred Stock – 9 10 10 5 – – – – – – Stock-based Compensation Expense 1 2 2 4 6 10 3 3 5 4 4 Loss on Extinguishment of Debt 2 – – – – – – – – – – Adjustment of deferred financing costs – – – 5 – – – – – 2 (1) Amortization of Deferred Airborne Lease Incentives – (1) (1) (4) (8) (13) (4) (5) (5) (6) (6) Adjusted EBITDA (89) (45) (1) 9 8 11 8 11 10 8 14 Note: Minor differences exist due to rounding

CASH CAPEX RECONCILIATION ($MM) 2009 2010 2011 2012 2013 2014 2015 Q1 2015 Q2 2015 Q3 2015 Q4 2016 Q1 Purchases of Property and Equipment (69) (33) (33) (67) (105) (132) (53) (33) (19) (30) (31) Acquisition of Intangible Assets (Capitalized Software) (8) (7) (10) (12) (16) (17) (4) (4) (4) (5) (6) Consolidated Capital Expenditures (77) (40) (43) (79) (121) (150) (57) (37) (24) (35) (37) Change in Deferred Airborne Lease Incentives – 9 11 18 9 30 9 7 7 14 8 Amortization of Deferred Airborne Lease Incentives – 1 1 4 8 13 4 5 5 6 6 Landlord Incentives – – – – – 10 12 3 – 1 – Cash CapEx (77) (30) (31) (58) (104) (98) (32) (23) (12) (13) (24) Note: Minor differences exist due to rounding